                                                                     EXHIBIT 3.1

                           CERTIFICATE OF FORMATION

                                      OF

                              LINCOLN YARNS, LLC


          The undersigned, an authorized natural person for the purpose of forming a limited liability company under the provisions and subject to the requirements of the Delaware Limited Liability Company Act, hereby certifies that:


          1.   Name.  The name of the limited liability company formed hereby is
               ----
               Lincoln Yarns, LLC.

          2.   Registered Office.  The address of its registered office in the
               -----------------
               State of Delaware is c/o United Corporate Services, Inc., 15 East North Street, Dover, Delaware 19901.

          3.   Registered Agent.  The name and address of its registered agent
               ----------------
               for service of process in the State of Delaware is United Corporate Services, Inc., 15 East North Street, Dover, Delaware 19901.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Lincoln Yarns, LLC this 26th day of June, 1998.



                                           /s/ Steven A. Navarro
                                         -----------------------------
                                         Name:  Steven A. Navarro
                                         Title: Authorized Person

                           CERTIFICATE OF AMENDMENT

                                    TO THE

                           CERTIFICATE OF FORMATION

                                      OF

                              LINCOLN YARNS, LLC

                       Pursuant to the provisions of the
                    Delaware Limited Liability Company Act


     Lincoln Yarns, LLC, a Delaware Limited Liability Company, hereby certifies as follows:

     1. The Certificate of Formation of the limited liability company was filed in the Office of the Secretary of State of Delaware on June 13, 1998.

     2. Article FIRST of the Certificate of Formation is hereby amended and restated in its entirety as follows:

          "FIRST: The name of the limited liability company is Specialty Yarns LLC (hereinafter the "LLC")."

     3. This amendment to the Certificate of Formation was duly adopted by the unanimous written consent of the members of the limited liability company in accordance with the Delaware Limited Liability Company Act.

     IN WITNESS WHEREOF, the LLC has caused this Certificate of Amendment to its Certificate of Formation to be executed this 7th day of August, 1998.



                                      By:    /s/ Steven A. Navarro
                                           --------------------------
                                           Steven A. Navarro,
                                           Authorized Person

                           CERTIFICATE OF AMENDMENT

                                    TO THE

                           CERTIFICATE OF FORMATION

                                      OF

                              SPECIALTY YARNS LLC

                       Pursuant to the provisions of the
                    Delaware Limited Liability Company Act



          Specialty Yarns LLC, a Delaware Limited Liability Company, hereby certifies as follows:

          1. The Certificate of Formation of the limited liability company was filed in the Office of the Secretary of State of Delaware on June 30, 1998.

          2. Article FIRST of the Certificate of Formation, as amended, is hereby amended and restated in its entirety as follows:

              "FIRST: The name of the limited liability company is Advanced Glassfiber Yarns LLC (hereinafter the "LLC")."

          3. This amendment to the Certificate of Formation was duly adopted by the unanimous written consent of the members of the limited liability company in accordance with the Delaware Limited Liability Company Act.

          IN WITNESS WHEREOF, the LLC has caused this Certificate of Amendment to its Certificate of Formation to be executed this 3rd day of September, 1998.


                                    By:    /s/ Steven A. Navarro
                                         -----------------------------
                                         Steven A. Navarro,
                                         Authorized Person